Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and

accompanies the report on Form N-CSR for the period ended

December 31, 2014 of Volumetric Fund Inc. (the "Fund").

I, Gabriel Gibs, the Chairman and Chief Executive Officer

of the Fund certify that:

  (i)  the Form N-CSR fully complies with the requirements

       of Section 13(a) or Section 15(d) of the Securities

       Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d));

       and

  (ii) the information contained in the Form N-CSR fairly

       presents, in all material respects, the financial

       condition and results of operations of the Issuer.

Date: February 27, 2015

/s/ Gabriel Gibs

Gabriel Gibs

Chairman and Chief Executive Officer

  Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and

accompanies the report on Form N-CSR for the period ended

December 31, 2014 of Volumetric Fund, Inc. (the "Fund").

I, Irene J. Zawitkowski, the President and Chief Operating

Officer of the Fund certify that:

  (i)  the Form N-CSR fully complies with the requirements

       of Section 13(a) or Section 15(d) of the Securities

       Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d));

       and

  (ii) the information contained in the Form N-CSR fairly

       presents, in all material respects, the financial

       condition and results of operations of the Issuer.

Date: February 27, 2015

/s/ Irene J Zawitkowski

Irene J. Zawitkowski

President and Chief Operating Officer